UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2005

COASTAL FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-19684 (Commission File Number)	57-0925911 (IRS Employer Identification No.)

2619 Oak Street, Myrtle Beach, South Carolina 29577
(Address of principal executive offices) (Zip Code)

(843)205-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

        On October 26, 2005, Coastal Financial Corporation announced its financial results for the fourth fiscal quarter ended September 30, 2005. The press release announcing financial results for the fourth fiscal quarter ended September 30, 2005 is filed as Exhibit 99.1 and incorporated herein by reference.

Item 7.01     Regulation FD Disclosure

        On October 26, 2005, the Board of Directors of Coastal Financial Corporation (the "Company") declared a 10% stock dividend on the Company's outstanding shares of common stock, payable on November 25, 2005, to shareholders of record as of the close of business on November 10, 2005. A copy of the Company's press release dated October 26, 2005 announcing the stock dividend is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

Exhibit 99.1 Press Release dated October 26, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL FINANCIAL CORPORATION By: /s/ Michael C. Gerald ———————————————— Michael C. Gerald President and Chief Executive Officer October 31, 2005